Income tax	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
Income tax	Income tax
The major components of income tax expense are:

	Year ended December 31,
	2023	2024	2025
	(in thousands)
Consolidated Statement of Operations
Current income tax expense (benefit)	$2,683	$3,626	$888
Deferred income tax expense (benefit)	(9)	(89)	(56)
Income tax expense (benefit)	$2,674	$3,537	$832
In the years ended December 31, 2025, 2024 and 2023, withholding taxes were retained from a license fee invoiced in China and from dividends received from the subsidiary in Israel in 2025 and 2023. This withholding was only recoverable in the year of the invoicing and of the receipt of the dividends. As the Company was in a tax loss position in 2023 and 2025, the amounts of $2,060,000 in 2023 and $235,000 in 2025 were not recoverable and were recorded in Income tax expense. In 2024, the Company was in tax income position, so the amount of $10,000 withheld in 2024 was recoverable and was deducted from the income tax expense.
Under French tax regulations, the Company may opt to apply a special lower-tax regime to sales or licenses of qualifying intellectual property, commonly referred to as "IP Box". Taxable income from such qualifying transaction is taxed at a rate of 10%. The Company has opted to apply the IP Box regime to the taxable income arising from the sale of the Monarch 2 qualifying intellectual property, which is the trademarkable software element. The allocation of the gain on the sale of 4G assets was allocated between the assets sold and between the eligible versus ineligible intellectual property based on an analysis of the respective development costs. The gain associated with the sale of Monarch2 eligible software was reduced by the value of related capital development costs that were on the balance sheet at the transaction date, as well as related research and development costs expensed in 2024 through the transaction date. Our use of the IP Box regime for this transaction was submitted for review by the French tax administration and a ruling not objecting to our position was received in 2025; the actual calculation of tax liability remains subject to audit. At December 31, 2025, the amount of current tax liabilities was $3,124,000. In the event of an unfavorable ruling, all our French taxable income would be taxed at 25%, resulting in an increase of taxes due of $4,280,000.
A reconciliation of income taxes computed at the French statutory rate 25.00% for the years ended December 31, 2025, 2024 and 2023 to the income tax expense (benefit) is as follows:

	Year ended December 31,
	2023	2024	2025
	(in thousands)
Profit (loss) before income taxes	$(38,316)	$61,104	$(108,447)
At France’s statutory income tax rate of 25% in 2023, 2024 and in 2025	(9,579)	15,276	(27,112)
Impact of French income taxed under IP Box regime at 10%	—	(8,793)	—
Non-deductible share-based payment expense	1,776	1,023	753
Tax credits	(1,344)	(955)	(429)
Permanent differences and other	212	(29)	3,424
Withholding tax	2,055	—	235
Use of tax loss carryforwards	—	(2,985)	—
Unrecognized benefit of tax losses carryforward	9,554	—	23,961
Income tax expense	$2,674	$3,537	$832

In the year ended December 31, 2025, permanent differences include the impact of financing costs that are accounted for as a reduction of the share premium but are deductible for tax purposes.
Significant components of the Company’s deferred tax assets and liabilities are as follows:

	Consolidated Statement of Financial Position			Equity			Consolidated Statement of Operations
	December 31,			December 31,			Year ended December 31,
	2023	2024	2025	2023	2024	2025	2023	2024	2025
	(in thousands)			(in thousands)			(in thousands)
Government loan	(127)	(117)	(61)	—	—	—	(135)	11	56
Tangible assets	—	—	(599)	—	—	—	—	—	(599)
Intangible assets	(120)	(4)	(28)	—	—	—	13	116	(24)
Lease contracts	—	(105)	8	—	—	—	—	(105)	113
Cash flow hedge	2	1	—	—	—	—	5	(1)	(1)
Remeasurement of non-monetary accounts	(3)	103	128	—	—	—	485	106	25
Deferred revenue	—	—	125	—	—	—	—	—	125
Other provisions and accruals	(962)	(928)	(396)	—	—	—	(468)	33	532
From subsidiaries	264	173	129	—	—	—	(9)	(89)	(56)
Deferred tax asset not recognized on losses (Loss available for offsetting against future taxable income)	1,210	1,050	823	—	—	—	100	(160)	(227)
Total	$264	$173	$129	—	$—	$—	$(9)	$(89)	$(56)
The changes in deferred tax assets and liabilities were as follows:

	2023	2024	2025
	(in thousands)
At January 1st	$258	$264	$173
Tax expense (income) during the year recognized in Profit or Loss	(9)	(89)	(56)
Tax expense (income) during the year recognized in equity	—	—	—
Effect of foreign exchange	15	(2)	12
At December 31st	$264	$173	$129
As of December 31, 2025, the Company had accumulated tax losses which arose in France of $462,808,000 that are available for offset against future taxable profits of Sequans Communications S.A within a limit of one million euro per year, plus 50% of the profit exceeding this limit. Remaining unapplied losses would continue to be carried forward indefinitely.
Deferred tax assets were recognized in 2023, 2024 and 2025 only to the extent that deferred tax liabilities existed relating to the same taxable entity, which are expected to reverse in the same period as the asset or into which a tax loss may be carried forward.